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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  July 25, 1995



                     AMERICAN GENERAL FINANCE CORPORATION
              (Exact Name of Registrant as Specified in Charter)



            Indiana                1-6155                35-0416090
         (State or Other      (Commission File         (IRS Employer
         Jurisdiction of          Number)              Identification
         Incorporation)                                   No.)


            601 N.W. Second Street, Evansville, IN        47708
           (Address of Principal Executive Offices)     (Zip Code)




     Registrant's telephone number, including area code:   (812) 424-8031



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Item 5.     Other Events.

      On July 25, 1995, American General Finance Corporation (the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three- and six-month periods ended June 30, 1995.

Item 7.     Financial   Statements,  Pro   Forma  Financial   Information  and
            Exhibits.

      (c)   Exhibits.  The following Exhibit is filed as part of this Report:

      Exhibit
      Number                              Description

      99 Earnings Release issued by American General Finance Corporation on July 25, 1995 regarding certain of its unaudited financial results for the three- and six-month periods ended June 30, 1995.

                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICAN GENERAL FINANCE CORPORATION



Dated:   July 26, 1995                    By: /S/ GEORGE W. SCHMIDT
                                              George W. Schmidt
                                              Controller and Assistant
                                              Secretary

                                 EXHIBIT INDEX



            Exhibit
            Number                     Description



            99 Earnings Release issued by American General Finance Corporation on July 25, 1995 regarding certain of its unaudited financial results for the three- and six-month periods ended June 30, 1995.